Exhibit 10.9

AGREEMENT AMENDMENT

THIS AGREEMENT is entered into effective as of 1 January 2016.

AMONG:

Global Mining Management (BVI) Corp., a British Virgin Islands corporation having an office at #654-999 Canada Place, Vancouver, British Columbia Canada V6C 3E1

(hereinafter called the “Global”)

AND

Global Mining Management Corporation, a British Columbia corporation having an office at #654-999 Canada Place, Vancouver, British Columbia Canada V6C 3E1

(hereinafter called the “Holdco”)

AND:

THE SHAREHOLDERS OF GLOBAL MINING MANAGEMENT (BVI) CORP., listed on Schedule “A” hereto.

(hereinafter called the “Operating Corporate Shareholders”)

WHEREAS:

A.	The Operating Corporate Shareholders, Holdco and Global entered into an Amended and Restated Shareholders’ Corporate Management and Cost Sharing Agreement dated December 4, 2013 (the “Agreement”), and,

B.	The Operating Corporate Shareholders and Global wish to amend the Agreement upon the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the premises and of the covenants and conditions hereinafter set forth., the parties hereto agree as follows:

1.	Section 2 of the Agreement be amended to include the following:

“2.8      In the event that a party wishes to unilaterally terminate its participation in this Agreement for any reason, this Agreement may be terminated by such party with effect sixty (60) days after written notice of such unilateral termination is given to each other party.”

In addition, if any of the Operating Corporate Shareholders undergoes a “change of control”, then any other party to this Agreement may, on written notice to the Operating Corporate Shareholder that has undergone the “change of control”, require it relinquish to the issuer of the security the entirety of its shareholding in Global for no consideration, such relinquishment to be completed not later than five (5) calendar days after the receipt of such notice.

For the purposes of the foregoing paragraph, a “change of control” shall be deemed to have occurred to an Operating Corporate. Shareholder if (a) any person, or combination of persons, acting jointly or in concert by virtue of any agreement, arrangement, commitment or understanding, comes to own or control more than 50% of the voting rights attached to all outstanding voting securities of the Operating Corporate Shareholder, or (b) any person, or combination of persons, acting jointly or in concert by virtue of any agreement, arrangement, commitment or understanding, comes to have the legally enforceable right to elect or appoint a majority of the directors of the Operating Corporate Shareholder, or (c) there occurs a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Operating Corporate Shareholder and another entity or corporation, as a result of which the holders of the outstanding voting securities of the Operating Corporate Shareholder hold less than 50% of the outstanding voting securities of the successor entity or corporation after completion of such transaction.

2.	Save and except as herein amended, the Agreement shall be and remains in full force and effect.

IN WITNESS WHEREOF the parties have executed these presents as of the day and the year first above written.

Global Mining Management (BVI) Corp.

Per:	/s/ Leslie Lowry
Leslie Lowry, Authorized Signatory

Global Mining Management Corporation

Per:	/s/ Leslie Lowry
Leslie Lowry, Authorized Signatory

SCHEDULE “A”

OPERATING CORPORATE SHAREHOLDERS

The undersigned hereby acknowledges and agrees to be bound by the terms of the Amended and Restated Shareholders’ Corporate Management and Cost Sharing Agreement made as of the 4th day of December 2013, and amended January 1, 2016, among the undersigned, Global Mining Management (BVI) Corp. and Global Mining Management Corporation.

Shareholder: JD Holding Inc.

Per:	/s/ David Baker
	Name:	David Baker
	Position:	Chief Financial Officer

Signed this 19th day of July, 2017

SCHEDULE “A”

OPERATING CORPORATE SHAREHOLDERS

The undersigned hereby acknowledges and agrees to the amendment to the Amended and Restated Shareholders’ Corporate Management and Cost Sharing Agreement dated December 4, 2013.

Signed this         day of February, 2016.

SHAREHOLDER: KAIZEN DISCOVERY INC.

Per:
Name:
Position:

SCHEDULE “A”

OPERATING CORPORATE SHAREHOLDERS

The undersigned hereby acknowledges and agrees to the amendment to the Amended and Restated Shareholders’ Corporate Management and Cost Sharing Agreement dated December 4, 2013.

Signed this 18 day of February, 2016.

SHAREHOLDER: IVANHOE MINES LTD.

Per:
Name:
Position:

SCHEDULE “A”

OPERATING CORPORATE SHAREHOLDERS

The undersigned hereby acknowledges and agrees to the amendment to the Amended and Restated Shareholders’ Corporate Management and Cost Sharing Agreement dated December 4, 2013.

Signed this 16 day of February, 2016.

SHAREHOLDER: GOVIEX URANIUM INC.

Per:	/s/ Daniel Major
Name: Daniel Major
Position: Chief Executive Officer

SCHEDULE “A”

OPERATING CORPORATE SHAREHOLDERS

The undersigned hereby acknowledges and agrees to the amendment to the Amended and Restated Shareholders’ Corporate Management and Cost Sharing Agreement dated December 4, 2013.

Signed this 29 day of January, 2016.

SHAREHOLDER: IVANHOE CAPITAL CORPORATION

Per:
Name:
	Position:	Vice President & Secretary

SCHEDULE “A”

OPERATING CORPORATE SHAREHOLDERS

The undersigned hereby acknowledges and agrees to the amendment to the Amended and Restated Shareholders’ Corporate Management and Cost Sharing Agreement dated December 4, 2013.

Signed this 29 day of January. 2016.

SHAREHOLDER: IVANHOE CAPITAL FINANCE LTD.

Per:
Name:
	Position:	Vice President

SCHEDULE “A”

OPERATING CORPORATE SHAREHOLDERS

The undersigned hereby acknowledges and agrees to the amendment to the Amended and Restated Shareholders’ Corporate Management and Cost Sharing Agreement dated December 4, 2013.

Signed this 29 day of January, 2016.

SHAREHOLDER: I-PULSE INC.

Per:
Name:
	Position:	Vice President & Secretary

SCHEDULE “A”

OPERATING CORPORATE SHAREHOLDERS

The undersigned hereby acknowledges and agrees to the amendment to the Amended and Restated Shareholders’ Corporate Management and Cost Sharing Agreement dated December 4, 2013.

Signed this 29 day of January, 2016.

SHAREHOLDER: HIGH POWER EXPLORATION INC.

Per:
Name:
	Position:	Secretary

AMENDED AND RESTATED SHAREHOLDERS’ CORPORATE MANAGEMENT AND COST SHARING AGREEMENT

THIS AGREEMENT made as of the 4th day of Dec, 2013

AMONG:

THE SHAREHOLDERS OF GLOBAL MINING MANAGEMENT (BVI) CORP. (the “Operating Corporate Shareholders”)

AND:

GLOBAL MINING MANAGEMENT (BVI) CORP., a company incorporated under the laws of the British Virgin Islands

(“Holdco”)

AND:

GLOBAL MINING MANAGEMENT CORPORATION, a company incorporated under the laws of British Columbia

(“Global”)

WHEREAS:

(A)	each of the Operating Corporate Shareholders has subscribed, or will subscribe, for an equal number of shares of Holdco and the shares of Holdco owned, or to be owned, by the Operating Corporate Shareholders constitute, or will constitute, in the aggregate, all of the issued and outstanding shares of Holdco;

(B)	Holdco owns, all of the issued and outstanding shares of Global;

(C)	each of the Operating Corporate Shareholders is a corporation engaged in one or more active businesses inside or outside Canada;

(D)	in carrying on their various businesses, the Operating Corporate Shareholders share, on the terms herein provided,

(1)	office space, furnishings, equipment and communications facilities, (collectively, the “Shared Office Facilities”), and

(2)	the employment, each on a shared basis, of various administrative, office and management personnel (the “Shared Employees”) who provide various services to one or more Operating Corporate Shareholders including, without limitation, accounting, corporate secretarial, administrative, human resources, financing, legal, IT and management services, necessary to fulfill the day-to-day responsibilities imposed on them, to carry out and ensure compliance with the regulatory requirements applicable to them and generally to carry on their businesses.

(E)	the Operating Corporate Shareholders have caused Holdco to be incorporated to hold the shares of Global and have caused Global to be incorporated to:

(1)	facilitate and simplify, as agent for the Operating Corporate Shareholders, the payment of the Shared Employees, and

(2)	provide the Shared Office Facilities to the Operating Companies on a cost recovery basis, and

(F)	the parties wish to memorialize the basis on which the Operating Corporate Shareholders share the Shared Employees and Shared Office Facilities through Global and the basis upon which they share the corporate governance and ownership of Global through Holdco.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises, the parties covenant and agree as follows:

1.	PARTIES

1.1	The parties to this Agreement are Holdco, Global and the Operating Corporate Shareholders and, for the purposes of this Agreement, the term “Operating Corporate Shareholders” is intended to include all of the shareholders, from time to time, of Holdco.

1.2	Each of the Operating Corporate Shareholders, by executing Schedule “A” to this Agreement, covenants and agrees to be bound by the terms of this Agreement.

1.3	No shares of Holdco will be issued to any person until such person has agreed in writing to become a party to this Agreement and to assume and be bound by all of the obligations applicable to an Operating Corporate Shareholder under this Agreement.

1.4	Any Operating Corporate Shareholder that ceases to be a shareholder of Holdco will, as of the date it ceases to be a shareholder, cease to be a party to this Agreement and will be released from all obligations applicable to an Operating Corporate Shareholder under this Agreement other than:

(a)          the confidentiality obligations set out in Section 7.1; and

(b)	any unfulfilled obligations in existence as of the date of cessation including, without limitation, any delinquent obligation to advance funds to Global in respect of Shared Employees or Shared Office Facilities.

1.5	Each of the parties to this Agreement hereby consents to:

(a)	the addition, from time to time, of further parties to this Agreement as Operating Corporate Shareholders; and

(b)	the deletion, from time to time, of existing parties to this Agreement (other than Holdco or Global) who cease to be shareholders of Holdco.

on the terms herein provided and each of the parties to this Agreement hereby acknowledges and agrees that any such addition or deletion will be deemed not to be an amendment of this Agreement and will not require the assent by, or any further act of, any subsisting Operating Corporate Shareholder in order to be effective.

1.6	This Agreement will be deemed to be the subscription agreement pursuant to which each of the Operating Corporate Shareholders subscribes for its shares in Holdco.

2.	SHAREHOLDINGS OF HOLDCO

2.1	Each Operating Corporate Shareholder will, at all times, hold an equal number of shares of Holdco and all of the shares of Holdco will, at all times, rank pari passu.

2.2	As of the date of this Agreement, Holdco has issued to each of the Operating Corporate Shareholders listed in Schedule “A”, one (1) share of Holdco in consideration for the payment by each such Operating Corporate Shareholder of the sum of Cdn. $2.00, of which, in each case, the sum of Cdn. $1.00 has been designated as capital and the sum of Cdn. $1.00 has been designated as surplus.

2.3	Subject only to the express terms of this Agreement, the directors of Holdco may, at any time in their absolute discretion, issue shares of Holdco to any person, on the terms described in Section 2.2, provided that, in conjunction therewith, the subscriber agrees in writing to become an Operating Corporate Shareholder under this Agreement in accordance with Section 1.3.

2.4	Any Operating Corporate Shareholder may, subject to Section 1.4, voluntarily withdraw from this Agreement by surrendering to Holdco, in consideration of the sum of Cdn.$1.00 per share, its share in Holdco upon not less than 90 days written notice to Holdco.

2.5	If, at any time or for any reason, whether within or beyond the control of an Operating Corporate Shareholder, any of the following events occurs with respect to an Operating Corporate Shareholder (the “Defaulting Shareholder”), Holdco may, by notice (a “Default Notice”) in writing delivered to the Defaulting Shareholder, acquire all of the Defaulting Shareholder’s shares of Holdco at a price of Cdn.$1.00 per share:

(a)	the Defaulting Shareholder commits a material breach of any provision of this Agreement and, if capable of remedy, fails to take all necessary action to remedy such breach within 60 days after notice thereof from Holdco; or

(b)	the Defaulting Shareholder commits an act of bankruptcy, proposes a compromise or arrangement to its creditors generally, has a petition in bankruptcy filed against it, makes a voluntary assignment in bankruptcy or takes any proceeding to have itself wound up or declared bankrupt or has a receiver or receiver-manager appointed in respect of all or any portion of its assets or business.

2.6	Notwithstanding any other provision of this Agreement, no Operating Corporate Shareholder will sell, assign, transfer or otherwise dispose of any of its shares of Holdco except to Holdco without the prior written consent of Holdco.

2.7	Each certificate representing shares of Holdco will be endorsed with a legend to the effect that such shares are subject to the terms of this Agreement.

3.	DIRECTORS AND OFFICERS OF HOLDCO AND GLOBAL

3.1	Until replaced in accordance with the Memorandum and Articles of Holdco, the board of directors of Holdco will consist of the following persons:

Beverly Downing

Pierre Masse

Penny Schattenkirk

Leslie Lowry

3.2	The officers of Holdco will be appointed by, and will hold office at the pleasure of, the board of directors of Holdco.

3.3	Holdco, as the sole shareholder of Global will elect or appoint, from time to time, the directors of Global in accordance with the Memorandum and Articles of Global.

3.4	The officers of Global will be appointed by, and will hold office at the pleasure of, the board of directors of Global.

4.	TERM OF AGREEMENT

4.1	This Agreement will continue in force for a period of 21 years less one day after the death of the last survivor of the issue of Her Majesty Queen Elizabeth II living on the date of this Agreement unless earlier terminated pursuant to Section 4.2.

4.2	This Agreement may be terminated earlier than provided in Section 4.1 by unanimous written agreement of Holdco, Global and each of the Operating Corporate Shareholders and will be deemed to be immediately terminated if:

(a)	at any time Holdco has only one Operating Corporate Shareholder; or

(b)	Holdco and Global are wound up and dissolved.

5.	SHARED EMPLOYEE

5.1	The Operating Corporate Shareholders will co-operate in hiring and employing the Shared Employees, and in particular will cause and procure that:

(a)	each Shared Employee is, subject to Section 5.4, remunerated at the same gross rate of salary and receives the same benefits from each Operating Corporate Shareholder that employs the employee;

(b)	each Operating Corporate Shareholder will maintain appropriate records of the time spent by each Shared Employee in providing employment services to the Operating Corporate Shareholder; and

(c)	each Operating Corporate Shareholder will, in respect of each Shared Employee and in time to permit Global to carry out its obligations under Section 5.2, advance to Global on a monthly basis, as agent of the Operating Corporate Shareholder, that proportion of the gross salary, benefit costs, and any other amounts required to be paid by the Operating Corporate Shareholder in respect of its employment of the Shared Employee for the relevant period, equal to the proportion that:

(i)	the number of hours spent by the Shared Employee in the relevant period on matters pertaining to the Operating Corporate Shareholder is of;

(ii)	the number of hours spent by the Shared Employee in the relevant period on matters pertaining to all Operating Corporate Shareholders.

5.2	Global will, as agent for each Operating Corporate Shareholder, apply the funds advanced to it pursuant to Section 5.1(c) in a timely manner to:

(a)	make a bi-monthly payment to each Shared Employee equal to the aggregate of all amounts payable to the employee as salary, wages and other remuneration by all the Operating Companies Shareholders for the relevant period, net of any statutory or other amounts required or agreed to be withheld therefrom; and

(b)	pay each Operating Corporate Shareholder’s share of all benefit costs, statutory or other withholding amounts and any other amounts required or agreed to be paid by each Operating Corporate Shareholder in respect of each Shared Employee for the relevant period.

5.3	For greater certainty, it is acknowledged and confirmed that each Shared Employee is and shall be an employee of each Operating Corporate Shareholder that utilizes the services of the employee and is not and shall not be an employee of Global and that all acts that Global shall do in connection with a Shared Employee shall be done as agent for each Operating Corporate Shareholder pro tanto.

5.4	Notwithstanding the generality of Section 5.1(a), each Operating Corporate Shareholder may at any time and from time to time grant employee stock options to one or more Shared Employees, and any such grant by an Operating Corporate Shareholder shall not impose any obligation on any other Operating Corporate Shareholder to grant a similar employee stock option to the employee.

5.5	Each Operating Corporate Shareholder shall provide Global with a deposit equal to three months estimated costs and shall increase the deposit if the estimated costs increase for an extended period of time.

6.	SHARED OFFICE FACILITIES

6.1	Global will provide the Shared Office Facilities including, without limitation, such office space, equipment, furnishings, kitchen facilities/supplies, general office supplies including long distance telephone calls, facsimile, delivery and courier services, and postage, select insurance, cell phones and computers, special duplicating and printing services as the Operating Corporate Shareholders require.

6.2	Unless a flat monthly rate is negotiated in advance, Global will recover from each Operating Corporate Shareholder on a monthly basis that proportion of the monthly cost to it of the Shared Office Facilities that:

(a)	the total time spent by Shared Employees on matters pertaining to the Operating Corporate Shareholder during the relevant month is of.

(b)	the total time spent by all Shared Employees on behalf of all Operating Corporate Shareholders during the relevant month.

6.2.1	Global will present to each Operating Corporate Shareholder on a monthly basis a statement setting out the total cost of the Shared Office Facilities for the relevant month and each Operating Corporate Shareholder’s share thereof, and each Operating Corporate Shareholder will promptly on receipt thereof remit to Global the Operating Corporate Shareholder’s share of the cost of the Shared Office Facilities for the relevant month as so presented.

7.	CONFIDENTIALITY

7.1	No party shall make any disclosure to third parties or to the public of any information relating to this Agreement or the parties to this Agreement except with the approval of the board of directors of Holdco but the foregoing will not prohibit any disclosure by any party to the extent required under applicable law or the rules and policies of any stock exchange or similar regulatory authority.

8.	NON-WAIVER

8.1	The failure of a party to insist upon strict adherence to any one or more of the terms of this Agreement on one or more occasions will not be construed as a waiver of any such term by such party or deprive such party of the right to require strict compliance thereafter with the same or any other term of this Agreement.

9.	SEVERABILITY

9.1	If any portion of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, the remaining covenants and restrictions or portions thereof will remain in full force and effect.

10.	ASSIGNMENT

10.1	The obligations and rights of a party under this Agreement may not be assigned or transferred without the prior written consent of each of the other parties first being obtained.

11.	GENERAL

11.1	The headings used throughout this Agreement are inserted for reference purposes only and are not to be considered, or taken into account, in interpreting the terms or provisions of this Agreement, nor to be deemed in any way to qualify, modify or affect any such terms or provisions.

11.2	This Agreement constitutes the entire agreement between the parties hereto in relation to the subject matter hereof and replaces and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether verbal or written, expressed or implied, statutory or otherwise the parties hereto with respect to the subject matter herein.

11.3	Except as otherwise expressly provided herein, this Agreement may only be changed or modified by an agreement in writing signed by the parties hereto.

11.4	This Agreement will be governed by and interpreted in accordance with the laws of British Columbia, and the courts and arbitrators of British Columbia will have exclusive jurisdiction.

11.5	The parties will each do, or cause to be done, all acts or things necessary to implement and carry into effect this Agreement to the full extent contemplated hereby.

[Signature page to follow]

IN WITNESS WHEREOF Holdco, Global and each of the Operating Corporate Shareholders have executed this Agreement as of the day and year first above written.

GLOBAL MINING MANAGEMENT BVI) CORP.

Per:	/s/ B Downing

Name:	B Downing

Position:	President

GLOBAL MINING MANAGEMENT CORPORATION

Per:	/s/ B Downing

Name:	B Downing

Position:	President

SCHEDULE “A”

OPERATING CORPORATE SHAREHOLDERS

The undersigned hereby acknowledge and agree to be bound by the terms of the Shareholders’ Corporate Management and Cost Sharing Agreement made as of the 4th day of December 2013 among the undersigned, Global Mining Management (BVI) Corp, and Global Mining Management Corporation.

Per:
Name:
Position: